UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 8, 2004

TICKETS.COM, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-27893	06-1424841

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Anton Boulevard, 11th Floor, Costa Mesa, CA	92626

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (714) 327-5400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

     On April 8, 2004, Tickets.com, Inc. issued a press release announcing that an Orange County, California Superior Court Jury had returned a defense verdict in favor of Tickets.com following a civil trial on claims brought by two former shareholders. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Not Applicable (b) Not Applicable (c) Exhibits

     99.1 Press Release dated April 8, 2004

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 8, 2004	TICKETS.COM, INC.

	By:	/s/ Christian O. Henry

Christian O. Henry Chief Financial Officer

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated April 8, 2004

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